[SHIP LOGO VANGUARD/(R)/]






VANGUARD/(R)/ VARIABLE INSURANCE FUND-
GROWTH PORTFOLIO



Supplement to the Prospectus Dated April 29, 2008

Effective immediately, James Reilly and Scott Wallace, CFA, have each assumed the role of Portfolio Manager for AllianceBernstein L.P.'s portion of the Portfolio. The Portfolio's investment objective, strategies, and policies remain unchanged.

Mr. Reilly, Executive Vice President and Portfolio Manager of AllianceBernstein, has worked in investment management since 1984. He has managed investment portfolios for AllianceBernstein since 1988. He holds a B.S. from Northwestern University and an M.B.A. from the University of Chicago.

Mr. Wallace, Senior Vice President and Portfolio Manager of AllianceBernstein, has worked in investment management since 1986. He has managed investment portfolios for AllianceBernstein since 2001. He holds a B.A. from Princeton University.















CFA/(R)/ is a trademark owned by CFA Institute.

(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PS64 072008



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                                                    [SHIP LOGO VANGUARD/(R)/]












VANGUARD/(R)/ VARIABLE INSURANCE FUND



Supplement to the Statement of Additional Information Dated April 29, 2008



Important Change to the Growth Portfolio

Effective immediately, James Reilly and Scott Wallace, CFA, have each assumed the role of Portfolio Manager for AllianceBernstein L.P.'s portion of the Portfolio.



Statement of Additional Information Text Changes

On page B-46, the text under the heading "1. Other Accounts Managed" is replaced with the following:

The management of and investment decisions for the Growth Portfolio are made by AllianceBernstein's U.S. Large Cap Growth team, which is responsible for management of all of AllianceBernstein's U.S. Large Cap Growth accounts. The U.S. Large Cap Growth team relies heavily on the fundamental analysis and research of the advisor's large internal research staff. Although all members of the team work jointly to determine the investment strategy, including security selection, James Reilly and Scott Wallace are responsible for the day-to-day management of the Portfolio.

James Reilly and Scott Wallace co-manage a portion of the Growth Portfolio. As of March 31, 2008, the Portfolio held assets of $310 million. As of March 31, 2008, Messrs. Reilly and Wallace also co-managed 31 other registered investment companies with total assets of $8.5 billion, 32 pooled investment vehicles with total assets of $1.1 billion, and 39,725 other accounts with total assets of $28.9 billion, including 9 accounts with assets of $1.3 billion for which the advisory fee is based on account performance.

















CFA/(R)/ is a trademark owned by CFA Institute.



(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                     SAI064 072008